ALPS ETF TRUST
U.S. Equity High Volatility Put Write Index Fund Ticker: HVPW
Summary Prospectus March 31, 2015 as supplemented October 16, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.alpsfunds.com/regulatory-reports/HVPW. You can also get this information at no cost by calling 855.325.8020, by sending an e-mail request to  info@alpsportfoliosolutions.com, or by contacting your financial intermediary. The Fund’s prospectus dated March 31, 2015, as supplemented August 4, 2015 and October 16, 2015, and statement of additional information, dated March 31, 2015, as supplemented August 4, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The U.S. Equity High Volatility Put Write Index Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the NYSE Arca U.S. Equity High Volatility Put Write IndexSM (the “Underlying Index”).  The Underlying Index reflects the performance of a portfolio of exchange-traded put options on highly volatile stocks.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).  Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.  These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.95%
Other expenses	0.00%
Total annual Fund operating expenses	0.95%

Example
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$97	$303	$525	$1,165

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance.   When the Fund writes options at the beginning of each 60 day period, those transactions are not counted as “portfolio turnover” but the costs incurred with writing those options (such as commissions or markups in the bid/offer spread) have similar effects on the Fund’s transaction costs, taxes and performance.  For the fiscal year ended November 30, 2014, the Fund’s turnover rate was 0% of the average value of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Underlying Index.

The NYSE Arca U.S. Equity High Volatility Put Write IndexSM is an index that measures the return of a hypothetical portfolio consisting of exchange traded put options which have been sold on each of 40 stocks and a cash position calculated as described herein under “Additional Information About the Underlying Index.” The 40 stocks on which options are sold (“written”) are those 40 stocks from a selection of the largest capitalized (over $5 billion in market capitalization) stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc. (the “NYSE Arca”), the Fund’s index provider (the “Index Provider”).

Each listed put option included in the Underlying Index is an “American-style” option (i.e., an option which can be exercised at the strike price at any time prior to its expiration) with a 60-day term.  The strike price (i.e., the price at which a put option can be exercised) of each put option included in the Underlying Index must be as close as possible to 85% of the closing price of the option’s underlying stock price as of the beginning of each 60-day period.  The listed put options included in the Underlying Index can be exercised at any time during prior to their expiration, but the Underlying Index will reflect the value of each such option throughout the 60-day period as if the option is not exercised until its expiration.  Each such option will automatically be deemed exercised on its expiration date if its underlying stock price is below its strike price.  If the stock underlying the put option closes below the option’s strike price, a cash settlement payment in an amount equal to the difference between the strike price and the closing price of the stock is deemed to be made and the Underlying Index value is correspondingly reduced.  If the underlying stock does not close below its strike price, then the option expires worthless and the entire amount of the premium payment is retained within the Underlying Index.
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U.S. Equity High Volatility Put Write Index Fund

The Fund will seek to track the performance of the Underlying Index by selling listed 60-day put options in proportion to their weightings in the Underlying Index.  By selling an option, the Fund will receive premiums from the buyer of the option, which will increase the Fund’s return if the option is not exercised and thus expires worthless.  However, if the option’s underlying stock declines below the strike price, the option will finish in-the-money and the Fund will be required to buy the underlying stock at the strike price, effectively paying the buyer the difference between the strike price and the closing price.  Therefore, by writing a put option, the Fund is exposed to the amount by which the price of the underlying stock is less than the strike price.  Accordingly, the potential return to the Fund is limited to the amount of option premiums it receives, while the Fund can potentially lose up to the entire strike price of each option it sells.  Further, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

As the seller of a listed put option, the Fund incurs an obligation to buy the underlying instrument from the purchaser of the option at the option’s strike price, upon exercise by the option purchaser.  If a listed put option sold by the Fund is exercised prior to the end of a 60-day period, the Fund will buy the underlying stock at the time of exercise and at the strike price, and will hold the stock until the end of the 60-day period.

Each put option sold by the Fund will be covered through investments in three month Treasury bills at least equal to the Fund’s maximum liability under the option (i.e., the strike price).

Every 60 days, the options included within the Underlying Index are exercised or expire and new option positions are established, and the Fund will enter into new option positions accordingly and sell any underlying stocks it owns as a result of the Fund’s prior option positions having been exercised.  This 60-day cycle likely will cause the Fund to have frequent and substantial portfolio turnover.  If the Fund receives additional inflows (and issues more Shares accordingly in large numbers known as “Creation Units,” as further defined herein) during a 60-day period, the Fund will sell additional listed put options which will be exercised or expire at the end of such 60-day period.  Conversely, if the Fund redeems Shares in Creation Unit size during a 60-day period, the Fund will terminate the appropriate portion of the options it has sold accordingly.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. Investors should also note that the risk factors titled “Put Option Risk,” “Equity Risk” and “Implied Volatility Risk” concern the features of the Fund from which the Fund expects to derive its investment return.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Put Option Risk.  Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by the Fund may be particularly subject to this risk because the underlying stocks are selected by the Index Provider to have high volatility.  The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund.  While the Fund will collect premiums on the options it writes, the Fund’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to the Fund from the receipt of such option premiums.  The Fund will either earmark or segregate sufficient liquid assets to cover its obligations under each option on an ongoing basis.  Moreover, the options sold by the Fund may have imperfect correlation to the returns of their underlying stocks.

Equity Risk. The value of the options sold by the Fund is based on the value of the stocks underlying such options.  Accordingly, the Fund is exposed to equity risk, which is the risk that the value of the stocks underlying options written by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies.  In such event, the value of the options sold by the Fund will likely decline.  Additionally, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

Implied Volatility Risk. When the Fund sells a listed put option, it gains the amount of the premium it receives, but also incurs a corresponding liability representing the value of the option it has sold (until the option is exercised and finishes in the money or expires worthless).  The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility).  Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.  The Fund is therefore exposed to implied volatility risk before the options expire or are exercised.  This is the risk that the value of the implied volatility of the options sold by the Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies.

Tax Efficiency Risk. Unlike most exchange-traded funds, the Fund currently effects redemptions primarily for cash, rather than primarily in-kind redemptions.  As such, investments in Shares may be less tax-efficient than investments in conventional exchange-traded funds.  Exchange-traded funds generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level.  Because the Fund currently effects redemptions primarily for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds.  If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might
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not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were able to distribute portfolio securities in-kind.  The Fund generally distributes these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it.  This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different exchange-traded fund.  In addition, as a result of the Fund selling options every 60 days to track the Underlying Index, it is expected that any taxable distributions made by the Fund will be taxable as ordinary income.

Non-Correlation Risk.  The Fund’s return may not match the return of the Underlying Index for a number of reasons.  For example, an option sold by the Fund may be exercised prior to its expiration, which will result in the Fund buying the underlying stock at that time and holding the stock until the end of the 60-day period, but the Underlying Index will not reflect the early exercise of the option at that time.  The Fund may also need to sell additional options (or terminate certain options it has already sold) prior to the end of the 60-day period to reflect Fund inflows or outflows; the costs of doing so may also contribute to tracking error.  In addition, the Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities (including selling options), especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses.

Transaction Cost Risk.  The Fund will pay transaction costs, such as commissions or mark-ups in the bid/offer spread on an option position, when it writes options at the beginning of each 60 day period. Because the Fund “turns over” its option positions every 60 days in this fashion, it will incur high levels of transaction costs.  While the turnover of the option positions sold by the Fund is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year).  The Fund’s high levels of transaction costs may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

Issuer-Specific Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This risk may be particularly applicable to the Fund because the Fund will only sell options on 40 underlying stocks.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings.  The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV.  Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the put options included in the Underlying Index trading individually or in the aggregate at any point in time.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for a certain time period compares with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 855.325.8020.

Annual Total Returns (years ended 12/31)

Highest Quarterly Return	0.55%	(June 30, 2014)
Lowest Quarterly Return	-1.06%	(December 31, 2014)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through
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U.S. Equity High Volatility Put Write Index Fund

tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2014

	1 Year	Since Inception (February 28, 2013)
Return Before Taxes	0.04%	5.19%
Return After Taxes on Distributions	-0.61%	3.00%
Return After Taxes on Distributions and Sale of Fund Shares	0.02%	2.96%
U.S. Equity High Volatility Put Write IndexSM (reflects no deduction for fees, expenses or taxes)	2.71%	7.86%

INVESTMENT ADVISORY SERVICES

Investment Adviser. ALPS Advisors, Inc.
Investment Sub-Adviser. Rich Investment Solutions, LLC.

Portfolio Management. Kevin Rich, President and founder, and Jeff Klearman, Chief Investment Officer, both of Rich Investment Solutions, LLC, have managed the Fund since its inception.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof.  A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units principally for cash.  As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by the Fund’s distributor.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol HVPW and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income.  As a result of the Fund selling options every 60 days to track the Underlying Index, it is expected that any taxable distributions paid by the Fund will be taxable as ordinary income.

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